UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2018

OSPREY ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38158	82-0820780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, 10th Floor
Philadelphia, PA

(address of principal executive offices)

19103
(zip code)

(215) 832-4161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 4, 2018, Osprey Energy Acquisition Corp., a Delaware corporation (the “Company”), furnished in a Current Report on Form 8-K an investor presentation regarding the Company’s entry into a definitive agreement to acquire the limited partnership interests of certain subsidiaries of Royal Resources L.P. The Company is furnishing a copy of the same investor presentation as exhibit 99.1 to this Current Report on Form 8-K to facilitate access by the investors to the investor presentation.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Investor Presentation dated June 3, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSPREY ENERGY ACQUISITION CORP.

Date: June 4, 2018	By:	/s/ Jeffrey F. Brotman
	Name:	Jeffrey F. Brotman
	Title:	Chief Financial Officer, Chief Legal Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Investor Presentation dated June 3, 2018.

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